U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 26, 2003


                              EAGLE BROADBAND, INC.


               (Exact Name of Registrant as Specified in Charter)


                                      TEXAS
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


               0-20011                               76-0494995
       (Commission File Number)         (I.R.S. Employer Identification No.)


                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
           (Address of principal executive offices including zip code)


                                 (281) 538-6000
              (Registrant's telephone number, including area code)

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ITEM 5. REGULATION FD DISCLOSURE

Eagle Broadband, Inc., has entered into a Letter of Intent with the Chicago-based investment group Aggregate Networks, LLC, to provide an investment into Eagle Broadband of ten million dollars for general operational purposes. This LOI covers the period from June 26 through July 11, 2003, during which time formal closing documents are scheduled to be completed.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EAGLE BROADBAND, INC.



                                                 /s/ H. Dean Cubley
                                                 ------------------------------
                                                 Dr. H. Dean Cubley
                                                 Chairman and CEO



DATE:  June 30, 2003